United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 28, 2022

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	JCS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 7 are not applicable and therefore are omitted.

Item 8.01	Other Events

On February 28, 2022, Communications Systems, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing that the Company has provided an investor presentation, attached hereto as Exhibit 99.2, and a question and answer fact sheet, attached hereto as Exhibit 99.3, relating to its proposed merger transaction with Pineapple Energy LLC.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by Communications Systems, Inc. on February 28, 2022.

99.2	Communications Systems, Inc. Investor Presentation dated February 28, 2022.

99.3	Communications Systems, Inc. Question and Answer Fact Sheet dated February 28, 2022.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

	By:	/s/ Mark D. Fandrich
Mark D. Fandrich, Chief Financial Officer

Date: February 28, 2022

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